UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 17, 2018

SOUTH JERSEY INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

New Jersey	1-6364	22-1901645
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 South Jersey Plaza, Folsom, NJ	08037
(Address of principal executive offices)	(Zip Code)

(609) 561-9000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.          Regulation FD Disclosure.

South Jersey Industries, Inc. (the “Company”) is filing this Current Report on Form 8-K to provide certain pro forma financial information with respect to Elizabethtown Gas (the “Elizabethtown Business”), and the pending acquisition by the Company of the Elizabethtown Business. As previously disclosed in its Current Report on Form 8-K filed on October 16, 2017, pursuant to the terms of certain asset purchase agreements, dated October 15, 2017 (the “Asset Purchase Agreements”), the Company intends to acquire from Pivotal Holdings, Inc. (the “Seller”) the assets of New Jersey-based Elizabethtown Gas (the “Elizabethtown Business”), for an aggregate purchase price equal to $1.69 billion in cash, and the assets of Maryland-based Elkton Gas for an aggregate purchase price equal to $10 million in cash (collectively, the “Acquisition”), in each case subject to certain adjustments.

The Asset Purchase Agreements contain customary representations, warranties and covenants of Seller (regarding the assets to be acquired) and the Company.  The Company intends to fund a portion of the purchase price of the Acquisition with net proceeds received pursuant to underwritten public offerings of common stock and equity units.

This Current Report on Form 8-K furnishes the following information: (i) audited consolidated financial statements of the Elizabethtown Business as of December 31, 2017 and 2016 and for the years then ended and as of December 31, 2016 and 2015 and for the years then ended, attached hereto as Exhibit 99.1; and (ii) unaudited pro forma condensed combined financial statements as of December 31, 2017 and for the year ended December 31, 2017, attached hereto as Exhibit 99.2.

The unaudited pro forma condensed combined statement of income for the year ended December 31, 2017 combines the historical consolidated statement of income of the Company and the historical statement of income of the Elizabethtown Business, giving effect to the Transactions (as defined in Exhibit 99.2 attached hereto) as if they had occurred on January 1, 2017. The unaudited pro forma condensed combined balance sheet combines the historical consolidated balance sheet of the Company and the historical balance sheet of the Elizabethtown Business as of December 31, 2017, as if the Transactions had occurred on December 31, 2017.

As explained in more detail in the accompanying notes incorporated herein by reference, the preliminary pro forma financial information presents the combination of the historical financial information of the Company and the Elizabethtown Business adjusted to give effect to the proposed acquisition of the Elizabethtown Business by the Company pursuant to the terms and conditions of the asset purchase agreement dated as of October 15, 2017, for an aggregate purchase price equal to $1.69 billion in cash, subject to certain adjustments for the net working capital of the Elizabethtown Business as set forth in the Purchase Agreement (the “ETG Acquisition”).  These preliminary pro forma financial statements are subject to adjustment after the closing of the ETG Acquisition.  The Company expects that after the closing of the ETG Acquisition, it will file, pursuant to Item 2.01 of Form 8-K, the financial statements and finalized pro forma financial information required by Item 9.01 of Form 8-K.

Information in this report (including the exhibits) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section or deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, except that the Company does hereby incorporate Exhibits 23.1, 23.2, 99.1 and 99.2 hereto into its Registration Statement on Form S-3 (File No. 333-211259).

Cautionary Statements Regarding Forward-Looking Statements.

The attached information provided pursuant to Items 7.01 and 9.01 contain forward-looking statements, which involve a number of risks and uncertainties.  All statements in this Report other than statements of historical fact, including statements regarding future results of operations or financial position, expected sources of incremental margin, strategy, financing needs, future capital expenditures and the outcome or effect of ongoing litigation, should be considered forward-looking statements made in good faith by South Jersey Industries (“SJI” or the “Company”) and South Jersey Gas Company (“SJG”), as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this Report, or any other documents or oral presentations, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were made and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties include, but are not limited to the risks set forth under “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K filed with the Securities Exchange Commission on February 26, 2018 and elsewhere throughout this Report. We disclaim any obligation to update any forward-looking statement in this document, whether as a result of changes in underlying factors, new information, future events or otherwise.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
23.1	Consent of Deloitte & Touche LLP with respect to the Audited Financial Statements of Elizabethtown Gas as of December 31, 2017 and 2016 and for the two years ended December 31, 2017.
23.2	Consent of PricewaterhouseCoopers LLP with respect to the Audited Financial Statements of Elizabethtown Gas as of December 31, 2015 and for the year ended December 31, 2015.
99.1	Audited Financial Statements of Elizabethtown Gas as of December 31, 2017 and 2016 and for the years then ended and as of December 31, 2016 and 2015 and for the years then ended.
99.2	Unaudited Pro Forma Condensed Combined Financial Statements as of December 31, 2017 and for the year ended December 31, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2018	SOUTH JERSEY INDUSTRIES, INC.

	By:	/s/ Stephen H. Clark
Name: Stephen H. Clark
Title: Executive Vice President and Chief Financial Officer